SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                     FORM 8-K


                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                August 14, 1997



                                 W. R. GRACE & CO.
              (Exact name of registrant as specified in its charter)




            Delaware                1-12139                65-0654331
         (State or other       (Commission File           (IRS Employer
         jurisdiction of            Number)            Identification No.)
         incorporation)




                One Town Center Road, Boca Raton, Florida 33486-1010 (Address of principal executive offices) (Zip Code)



          Registrant's telephone number, including area code:  561/362-2000





         Item 5.   Other Events.


                   On August 14, 1997, W. R. Grace & Co. ("Grace") and

         Sealed Air Corporation ("Sealed Air") announced that they had entered into an Agreement and Plan of Merger, dated as of

         August 14, 1997 (the "Merger Agreement"), pursuant to which

         Grace's packaging business ("Packaging") would combine with

         Sealed Air (the "Merger") immediately following a spin-off of

         Grace's specialty chemicals businesses (the "Spin-off").

                   In connection with the Spin-off and Merger, Grace

         will contribute its specialty chemicals businesses to a newly formed wholly owned subsidiary of Grace ("New Grace"), which will become a publicly traded company that will retain the name

         "W. R. Grace & Co."  Prior to the Spin-off, New Grace will receive approximately $1.2 billion from Packaging and Grace

         (the "Contribution").  The indebtedness incurred in connection with the Contribution will remain an obligation of New Sealed

         Air (as defined below) and Packaging following the Merger.

                   In the Merger, a wholly owned subsidiary of Grace

         will merge with and into Sealed Air to create a new publicly owned company, to be called "Sealed Air Corporation" ("New

         Sealed Air").  Immediately prior to the Merger, the outstanding shares of Grace common stock, par value $.01 per share, will be recapitalized into an aggregate of approximately 40.9 million shares of common stock, par value $.10 per share, of New Sealed

         Air ("New Sealed Air Common Stock") and 36 million shares of a new series of convertible preferred stock, par value $.10 per share, of New Sealed Air.  In the Merger, Sealed Air shareholders will receive one share of New Sealed Air Common Stock for each share of Sealed Air common stock, par value $.01 per share, held immediately prior to the Merger.  On a fully-diluted basis and immeditely after the Merger, former Grace shareholders will own, in the aggregate, approximately 63% of the equity of New

         Sealed Air and former Sealed Air shareholders will own the remaining 37%.

                   Grace and Sealed Air have issued a joint press

         release with respect to the foregoing, which is filed as an exhibit hereto.







                   The foregoing is qualified in its entirety by

         reference to the Merger Agreement; the Form of Distribution

         Agreement (the "Distribution Agreement") by and among Grace,

         W. R. Grace & Co.-Conn. ("Grace-Conn.") and Grace Specialty

         Chemicals, Inc. ("Grace Chemicals"); the Form of Benefits

         Allocation Agreement by and among Grace, Grace-Conn. and Grace

         Chemicals; and the Form of Tax Sharing Agreement by and among

         Grace, Grace-Conn. and Sealed Air that are filed as exhibits hereto and are incorporated herein by reference.



         Item 7.   Financial Statements, Pro Forma Financial Information

                   and Exhibits.



                   Exhibits.  The following exhibits are filed with this

         Report:


                   Exhibit No.      Description

                   2.1 Agreement and Plan of Merger, dated as of August 14, 1997 by and among Grace, Sealed Air and Packco
                                    Acquisition Corp.

                   2.2 Form of Distribution Agreement by and among Grace, Grace-Conn. and Grace Chemicals (Exhibit A to the Merger Agreement)

                   10.1 Form of Employee Benefits Allocation Agreement by and among Grace, Grace-Conn. and Grace Chemicals (Exhibit A to the Distribution Agreement)

                   10.2 Form of Tax Sharing Agreement by and among Grace, Grace-Conn. and Sealed Air (Exhibit B to the Distribution Agreement)

                   99.1 Press release issued by Grace and Sealed Air, dated August 14, 1997








                                    SIGNATURES


                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly au-thorized.


                                                 W. R. GRACE & CO.
                                                   (Registrant)


                                         By       /s/ Robert B. Lamm
                                                      Robert B. Lamm
                                             Vice President and Secretary


         Dated:  August 18, 1997











































                                W. R. GRACE & CO.

                            Current Report on Form 8-K


                                  Exhibit Index


                   Exhibit No.      Description

                   2.1 Agreement and Plan of Merger, dated as of August 14, 1997 by and among Grace, Sealed Air and Packco
                                    Acquisition Corp.

                   2.2 Form of Distribution Agreement by and among Grace, Grace-Conn. and Grace Chemicals (Exhibit A to the Merger Agreement)

                   10.1 Form of Employee Benefits Allocation Agreement by and among Grace, Grace-Conn. and Grace Chemicals (Exhibit A to the Distribution Agreement)

                   10.2 Form of Tax Sharing Agreement by and among Grace, Grace-Conn. and Sealed Air (Exhibit B to the Distribution Agreement)

                   99.1 Press release issued by Grace and Sealed Air, dated August 14, 1997